Exhibit 99.2

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Registration Statement Nos. 333-86263, 333-62222, 333-106268 and 333-111806 on
Form S-3 and in Registration Statement Nos. 33-61093, 333-34433, 333-34435, 333-76138, and 333-76140 on Form S-8, of our report dated January 9, 2004, appearing in this Current Report on Form 8-K of Piedmont Natural Gas Company, Inc.

/s/ Deloitte & Touche LLP
Charlotte, North Carolina
January 9, 2004